Exhibit 99.1

CHEMED CORPORATION ANNOUNCES ITS NOMINEES FOR ELECTION AT 2009
ANNUAL MEETING, INCLUDING THE ADDITION OF TWO NEW, HIGHLY QUALIFIED
INDEPENDENT CANDIDATES

Schedules Annual Meeting For May 29, 2009

CINCINNATI – April 20, 2009 – Chemed Corporation (NYSE:CHE) today announced that it issued the following open letter in connection with its 2009 Annual Meeting, which has been scheduled for May 29, 2009.  Stockholders of record of the Company as of March 31, 2009 will be entitled to vote at the Annual Meeting.

IMPORTANT NOTICE FROM YOUR BOARD OF DIRECTORS

Dear Fellow Stockholders:

We will soon be sending you a detailed proxy statement and WHITE proxy card in connection with our company’s 2009 Annual Meeting of stockholders, which has been scheduled for May 29, 2009.  At that time, we will be recommending that you elect as directors nine of the current members of your Board of Directors as well as two new, independent, highly qualified individuals, Ernest J. Mrozek and Thomas P. Rice.  We believe Messrs. Mrozek and Rice would further enhance the Board’s skill set and capabilities and help deliver stockholder value.  Prior to his retirement in 2008, Mr. Mrozek served for over twenty years at the ServiceMaster Company, a provider of residential and commerical cleaning, pest, lawn and other services, including at various times as vice-chairman, president, chief operating officer and chief financial officer.  Mr. Rice has held a variety of positions in the pharmaceuticals industry since 1993, most recently as the chief executive officer of Andrx Corporation from 2004 to 2006.  Two current non-independent directors, Sandra E. Laney and Timothy S. O'Toole, will not be standing for re-election.

As you may know, a dissident 3.5% stockholder, MMI Investments, L.P. (“MMI”), has nominated its own slate of five director candidates to stand for election to your Board.  We believe that this dissident’s true motivation is merely to force a separation of Chemed’s businesses, VITAS and Roto-Rooter.  However, based on our recent review conducted with our outside financial and legal advisors, executing a separation in the current market environment would be risky and could impair, rather than create, value for Chemed’s stockholders.

The dissident has filed preliminary proxy materials in connection with our upcoming Annual Meeting.  To further its position, the dissident is putting forward misleading information, including allegations regarding affiliations of certain of your Board’s directors.  Should you receive any proxy solicitation materials and a GOLD proxy card from this dissident stockholder, your Board of Directors recommends that you disregard the dissident’s deliberate mischaracterizations and discard the GOLD proxy card.

We encourage you to review Chemed’s preliminary proxy statement relating to the Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2009 and is available at the SEC’s website at www.sec.gov and Chemed’s website at www.chemed.com, as well as Chemed’s definitive proxy statement and other proxy materials when they become available.

In order to give all Chemed stockholders the opportunity to consider the matters to be presented and to make a fully informed decision, we have scheduled the Annual Meeting for May 29, 2009.

YOUR BOARD HAS A TRACK RECORD OF UNLOCKING VALUE
FOR ALL CHEMED STOCKHOLDERS

Your Board has a long history of success in unlocking value through spin-offs and other strategic transactions and in providing stockholders with solid and consistent returns.  The Board has consistently recognized the benefits to Chemed and its stockholders of strategic divestitures, as evidenced by the Dubois Chemicals, Omnicare, National Sanitary Supply and Patient Care transactions.  In addition, since the announcement of Chemed’s acquisition of VITAS in December 2003, Chemed’s stock has appreciated over 140%, at a compounded annual growth rate of nearly 18%.  The Chemed Board has a track record that clearly demonstrates it is committed to advancing the interests of Chemed’s stockholders and is willing to make structural changes and engage in transactions to enhance long-term stockholder value.

WE URGE YOU TO TAKE NO ACTION ON YOUR
SHARES AT THIS TIME AND NOT SIGN OR RETURN MMI’S GOLD PROXY CARD

If you have any questions, please do not hesitate to contact our proxy solicitor, Innisfree M&A Incorporated, by calling toll-free at 877 825-8631.  We appreciate your continued support.

On behalf of the Board of Directors,

Sincerely,

/s/ Kevin J. McNamara                                                                /s/ George J. Walsh III

Kevin J. McNamara                                                                      George J. Walsh III
Chief Executive Officer                                                                Chairman of the Board

Cravath, Swaine & Moore LLP is acting as legal advisor to Chemed and Lazard Frères & Co. LLC and J.P. Morgan Securities Inc. are acting as financial advisors.

About Chemed
Listed on the New York Stock Exchange and headquartered in Cincinnati, Ohio, Chemed Corporation (www.chemed.com) operates two wholly owned subsidiaries: VITAS Healthcare and Roto-Rooter. VITAS is the nation’s largest provider of end-of-life hospice care and Roto-Rooter is the nation’s leading provider of plumbing and drain cleaning services.

Forward Looking Statements
Statements in this press release or in other Chemed communications may relate to future events or Chemed's future performance. Such statements are forward-looking statements and are based on present information Chemed has related to its existing business circumstances. Investors are cautioned that such forward-looking statements are subject to inherent risk and that actual results may differ materially from such forward-looking statements. Further, investors are cautioned that Chemed does not assume any obligation to update forward-looking statements based on unanticipated events or changed expectations.

Important Information
On April 17, 2009, Chemed filed with the SEC a preliminary proxy statement in connection with its 2009 annual meeting, which is available free of charge at the SEC’s website at www.sec.gov and Chemed’s website at www.chemed.com. Chemed plans to file with the SEC and mail to its stockholders a definitive proxy statement in connection with its 2009 Annual Meeting. Investors and security holders are urged to read the preliminary proxy statement, which is available now, and the definitive proxy statement relating to the 2009 Annual Meeting and any other relevant documents filed with the SEC when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents that Chemed files with the SEC (when available) at the SEC’s website at www.sec.gov and Chemed’s website at www.chemed.com. In addition, the definitive proxy statement and other documents filed by Chemed with the SEC may be obtained from Chemed free of charge by directing a request to Chemed Corporation, Attn: Investor Relations, Chemed Corporation, 2600 Chemed Center, 255 East Fifth Street, Cincinnati, OH 45202-4726.

Certain Information Regarding Participants
Chemed, its directors and certain executive officers and employees are participants in the solicitation of Chemed’s security holders in connection with its 2009 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Chemed’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on February 27, 2009, and its preliminary proxy statement for the 2009 Annual Meeting, which was filed with the SEC on April 17, 2009. To the extent holdings of Chemed securities have changed since the amounts printed in the preliminary proxy statement for the 2009 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals can also be obtained from the definitive proxy statement relating to the 2009 Annual Meeting when it is filed by Chemed with the SEC.  These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Chemed’s website at www.chemed.com.

Source: Chemed Corporation

Contacts
Chemed Corporation David P. Williams, 513-762-6901 or Joele Frank, Wilkinson Brimmer Katcher Andy Brimmer / Andrew Siegel 212-355-4449